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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               September 28, 1994
                               ------------------
                Date of Report (Date of earliest event reported)



                         UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



       TENNESSEE                       0-10160                  62-0859007
- - - ------------------------             ------------           -------------------
(State of incorporation)             (Commission            (I.R.S. Employer
                                     File Number)           Identification No.)




                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE  38018
                    ----------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code: (901) 383-6000


                                  Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report).
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ITEM 5. OTHER EVENTS

   Union Planters Corporation announced on September 28, 1994, that it will incur one-time charges. A copy of the press release discussing these one-time charges is attached as Exhibit 99(a).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(c)  Exhibits

     99 Additional Exhibits

     (a)  Union Planters Corporation Press Release Dated September 28, 1994





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                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                              Union Planters Corporation
                                              --------------------------
                                                        Registrant




Date:   September 29, 1994                         /s/ M. Kirk Walters
                                              --------------------------------
                                                       M. Kirk Walters
                                              Senior Vice President, Treasurer,
                                              and Chief Accounting Officer





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